As filed with the Securities and Exchange Commission on December 21, 2001
                                                      1940 Act File No. 811-5003
                                                  1933 Act File No. ____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. ___

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                           BLUE CHIP VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


              1225 Seventeenth Street, 26th Floor, Denver, CO 80202
                    (Address of Principal Executive Offices)


                                 (303) 312-5100
              (Registrant's Telephone Number, including Area Code)


                    Kenneth V. Penland, Chairman of the Board
                             1225 Seventeenth Street
                                   26th Floor
                                Denver, CO 80202
                     (Name and Address of Agent for Service)


                                 With Copies to:


                             W. Bruce McConnel, III
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

================================================================================

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

          If appropriate, check the following boxes:

     [ ] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     [ ] this form is filed to register an additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

====================================================================================================
                                              Proposed Maximum   Proposed Maximum
   Title of Securities         Amount Being    Offering Price        Aggregate         Amount of
     Being Registered           Registered       Per Unit(1)      Offering Price    Registration Fee
----------------------------------------------------------------------------------------------------
Shares of Common Stock (par      1,250,000         $7.58            $9,475,000         $2,264.53
value $0.01 per share)
====================================================================================================

----------
1. As calculated pursuant to Rule 457(c) under the Securities Act of 1933. Based on the average high and low sale prices reported on the New York Stock Exchange on December 18, 2001.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

                                1,000,000 SHARES

                                       OF

                     COMMON STOCK ISSUABLE UPON EXERCISE OF

               RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

                           BLUE CHIP VALUE FUND, INC.

     Blue Chip Value Fund, Inc. (the "Fund") is offering to its stockholders of record as of the close of business on ________ __, 2002 rights ("Rights"), entitling the holders thereof to subscribe for an aggregate of 1,000,000 shares of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each _____ (__) Rights held. Stockholders who fully exercise their Rights will have, subject to certain limitations and subject to allotment, an over-subscription privilege (the "Over-Subscription Privilege"). The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE THE LESSER OF 95% OF A) THE NET ASSET VALUE PER SHARE OF THE FUND'S COMMON STOCK ON _____ __, 2002 (THE "PRICING DATE") OR B) THE AVERAGE OF THE VOLUME-WEIGHTED AVERAGE SALES PRICES OF A SHARE ON THE NEW YORK STOCK EXCHANGE ON THE PRICING DATE AND THE FOUR PRECEDING TRADING DAYS.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON _____ __, 2002 (THE "EXPIRATION DATE"), THE __TH DAY AFTER THE DATE OF THIS PROSPECTUS. SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, HOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     The Fund is a closed-end diversified management investment company. Its investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks. Denver Investment Advisors LLC ("DIA") serves as the investment advisor to the Fund. The Fund will generally be fully invested in approximately 50 common stocks, as well as other equity securities believed by DIA to represent the best values among those issued by large companies with headquarters in the United States, such as those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index. The address of the Fund is 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 and its telephone number is (800) 624-4190. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol "BLU."

     The Fund announced the proposed Offer on ________ __, 2001. The net asset values per share of Common Stock at the close of business on ________ __, 2001 and ________ __, 2002 were $____ and $____, respectively, and the last reported sale prices of a share of the Fund's Common Stock on such Exchange on those dates were $____ and $____, respectively.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                                     PROCEEDS TO
                                       PRICE (1)      SALES LOAD     FUND (1)(2)
                                       ---------      ----------     -----------
Per Share                             $__________        None        $__________
Total                                 $__________        None        $__________

----------
(1) Estimated based on an assumed Price per Share of 95% of [the net asset value per share of the Fund's Common Stock on _____ __, 2002] or [the average of the volume-weighted average sales prices of a share on the New York Stock Exchange on _____ __, 2002 and the four preceding trading days]. Pursuant to the Over-Subscription Privilege, the Fund may increase the number of shares subject to subscription by up to 25% of the shares offered hereby. If the Fund increases the number of shares subject to subscription by 25%, the Total Price will be $__________ and the Total Proceeds will be $__________.

(2)  Before deduction of expenses payable by the Fund, estimated at $170,000.

     As a result of the terms of this offer, stockholders who do not exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund. In addition, because the Subscription Price per share will be less than the current net asset value per share, the Offer will result in a reduction of net asset value, which will dilute the holdings of stockholders who do not exercise their Rights.

     This Prospectus sets forth concisely the information that stockholders should consider before exercising their Rights. Stockholders should retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by contacting the Fund at its telephone number or address shown above. The Prospectus and Statement of Additional Information are also available for reference, along with material incorporated by reference and other related materials, on the Securities and Exchange Commission Web site (http://www.sec.gov). The Statement of Additional Information bears the same date as, and is incorporated by reference in its entirety into, this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus.

                              ___________ __, 2002

                                    FEE TABLE

ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)

     Management Fees.............................................     0.__%
     Other Expenses..............................................     0.__%
                                                                     -----
     Total Annual Expenses.......................................     0.__%
                                                                     =====

--------------------------------------------------------------------------------
Example                     1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
You would pay
the following
expenses on
a $1,000
investment,
assuming a 5%
annual return               $             $              $              $
--------------------------------------------------------------------------------

     The purpose of the Fee Table is to assist stockholders in understanding the various costs and expenses that stockholders bear directly or indirectly. For a more complete description of these costs and expenses, see "MANAGEMENT OF THE FUND--Expenses of the Fund."

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected data for a share of Common Stock outstanding throughout each period presented. The per share operating performance and ratios for the fiscal years ended December 31, 2000 and thereafter have been audited by ____________________________, the Fund's independent auditors, whose report thereon was unqualified. The following information should be read in conjunction with the financial statements and notes thereto, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to stockholders. The Statement of Additional Information and the annual report to stockholders may be obtained from the Fund free of charge by calling 1-800-624-4190. The per share operating performance and ratios for the fiscal years prior to December 31, 2000, were audited by the Fund's former auditors, whose reports thereon were unqualified.

                                     2001             2000             1999             1998             1997
                                 ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net Asset Value,
  Beginning of Year              $                $       9.09     $      10.25     $       9.76     $       8.94
Net Investment Income                                     0.05             0.03             0.05             0.10
Net Gain or (Loss) on
  Investments                                            (0.08)            0.49             1.62             2.56
                                 ------------     ------------     ------------     ------------     ------------
Total From Investment
 Operations                                              (0.03)            0.52             1.67             2.66
Less Distributions:
  Dividends (from net
    Investment income)                                   (0.05)           (0.03)           (0.05)           (0.10)
  Distributions (from
    Capital gains)                                       (0.84)           (1.65)           (1.08)           (1.47)
  Distributions in Excess
    of Realized Gains(1)                                    --               --               --               --
  Tax Return of Capital(1)                                  --               --               --               --
                                 ------------     ------------     ------------     ------------     ------------
Total Distributions                                      (0.89)           (1.68)           (1.13)           (1.57)

  Dilutive Effect of
    Rights Offerings                                        --               --            (0.04)           (0.26)
  Offering Costs Charged to
    Paid-in Capital                        --               --               --            (0.01)           (0.01)
                                 ------------     ------------     ------------     ------------     ------------
Total Capital Share
  Transactions                                              --               --            (0.05)           (0.27)
                                 ------------     ------------     ------------     ------------     ------------
Net Asset Value,
  End of Year                    $                $       8.17     $       9.09     $      10.25     $       9.76
                                 ============     ============     ============     ============     ============

Per Share Market Value,
  End of Year                    $                $       7.55     $     8.6875     $       9.75     $    10.9375
                                 ============     ============     ============     ============     ============

Total Investment Return(2)                   %            (3.2)%            6.7%             1.3%            40.5%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year          $                $140,862,608     $153,002,078     $171,511,852     $138,905,406
Ratio of Expenses to
  Average Net Assets                         %            0.88%            0.85%            0.94%            0.94%
Ratio of Net Investment
  Income to Average Net
  Assets                                     %            0.63%            0.32%            0.56%            1.01%
Portfolio Turnover Rate                      %             128%              54%              76%              55%

                                     1996             1995            1994              1993            1992
                                 ------------     ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net Asset Value,
  Beginning of Year              $       8.47     $       6.98     $       7.73     $       7.63     $       8.36
Net Investment Income                    0.13             0.13             0.11             0.20             0.12
Net Gain or (Loss) on
  Investments                            1.69             2.45            (0.11)            0.76*           (0.08)
                                 ------------     ------------     ------------     ------------     ------------
Total From Investment
 Operations                              1.82             2.58             0.00             0.96*            0.04
Less Distributions:
  Dividends (from net
    Investment income)                  (0.13)           (0.13)           (0.11)           (0.20)           (0.12)
  Distributions (from
    Capital gains)                      (1.22)           (0.95)           (0.38)           (0.14)              --
  Distributions in Excess
    of Realized Gains(1)                   --               --               --            (0.41)           (0.48)
  Tax Return of Capital(1)                 --            (0.01)           (0.26)           (0.07)           (0.17)
                                 ------------     ------------     ------------     ------------     ------------
Total Distributions                     (1.35)           (1.09)           (0.75)           (0.82)           (0.77)

  Dilutive Effect of
    Rights Offerings                       --               --               --            (0.03)*             --
  Offering Costs Charged to
    Paid-in Capital                        --               --               --            (0.01)*             --
                                 ------------     ------------     ------------     ------------     ------------
Total Capital Share
  Transactions                             --               --               --            (0.04)*             --
                                 ------------     ------------     ------------     ------------     ------------
Net Asset Value,
  End of Year                    $       8.94     $       8.47     $       6.98     $       7.73     $       7.63
                                 ============     ============     ============     ============     ============

Per Share Market Value,
  End of Year                    $       9.25     $      7.625     $      6.125     $      7.875     $       7.75
                                 ============     ============     ============     ============     ============

Total Investment Return(2)               39.5%            41.6%           (13.2)%           13.7%*           12.4%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year          $ 98,040,563     $ 92,886,640     $ 76,491,173     $ 84,168,306     $ 72,418,811
Ratio of Expenses to
  Average Net Assets                     1.05%            1.15%            1.22%            1.28%            1.42%
Ratio of Net Investment
  Income to Average Net
  Assets                                 1.39%            1.55%            1.46%            2.55%            1.57%
Portfolio Turnover Rate                    42%              51%              63%              56%             118%

----------
(1) From 1989 through 1993, the Fund distributed to stockholders quarterly an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. These distributions were previously reported as returns of capital in the Fund's annual reports to stockholders. Under new accounting guidelines, the distributions have been reclassified into two categories: (i) distributions in excess of realized gains, which are distributions attributable to realized gains in the current year offset by loss carryovers from prior years--which are taxable to the recipient as ordinary income, and (ii) tax return of capital, which are distributions that are in excess of current and accumulated earnings and profits--which are not taxable to stockholders.
(2) Total investment return is based on market value. Total investment return is calculated assuming a purchase of Common Stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. The investment return does not reflect a sales load; the Fund did not offer or sell shares that were subject to a sales load during the period covered by the table.
*    Restated.

SENIOR SECURITIES

     At the time of its organization and public offering in 1987, the Fund borrowed a total of $7,375,500 in the form of 8-1/2% Senior Installment Notes (the "Notes"). Pursuant to the Notes, the Fund made monthly payments of principal and interest, the last of which was paid in May 1993. The Fund has had no Senior Securities outstanding since May 1993. The following table sets forth the principal amount of the Notes outstanding at the end of each of the past ten years, together with the asset coverage for each $1,000 of indebtedness.

                                                     ASSET COVERAGE PER
                                  TOTAL AMOUNT           $1,000 OF
             DECEMBER 31           OUTSTANDING          INDEBTEDNESS
             -----------           -----------          ------------
                2001                        0                  N/A
                2000                        0                  N/A
                1999                        0                  N/A
                1998                        0                  N/A
                1997                        0                  N/A
                1996                        0                  N/A
                1995                        0                  N/A
                1994                        0                  N/A
                1993                        0                  N/A
                1992                $ 643,172             $ 13,596

                                    THE OFFER

TERMS OF THE OFFER

     The Fund hereby offers to the holders of its Common Stock of record as of the close of business on ________ __, 2002 (the "Record Date") the right to subscribe for an aggregate of 1,000,000 shares of Common Stock (the "Shares") of the Fund. Each such stockholder is being issued one (1) Right for each share of Common Stock owned on the Record Date. The Rights entitle a stockholder to acquire in the Primary Subscription at the Subscription Price one (1) Share for each ______ (__) Rights held. Rights may be exercised at any time during the Subscription Period, which commences on _____ __, 2002 and ends as of 5:00 p.m. New York time, on _____ __, 2002 (the "Expiration Date"). A stockholder's right to acquire one (1) Share for each _________ (__) Rights held is hereinafter referred to as the "Primary Subscription."

     In addition, any stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for in the Primary Subscription. For purposes of determining the maximum number of Shares a holder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record on the Record Date by Cede & Co. or by any other depository or nominee will be deemed to be the holder of the Rights that are issued to Cede & Co. or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment or increase, which is more fully discussed below under "Over-Subscription Privilege."

     The Rights are non-transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange. Since fractional shares will not be issued, stockholders who receive, or who are left with, fewer than ______ (___) Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of fractional shares.

                           IMPORTANT DATES TO REMEMBER

     EVENT                                    DATE
     -----                                    ----

     Record Date                       ________ __, 2002
     Subscription period               ________ __, 2002 through _____ __, 2002
     Expiration of the Offer           ________ __, 2002
     Pricing Date                      ________ __, 2002
     Confirmation to participants      ________ __, 2002
     Final payment for Shares          ________ __, 2002

PURPOSES OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment. In addition, the Offer seeks to reward the long-term stockholder by giving existing stockholders the right to purchase additional Shares at a price below market value and net asset value without brokerage commissions. Increasing the size of the Fund also might result in lowering the Fund's expenses as a percentage of average net assets.

     The purpose of setting the determination of the Subscription Price subsequent to the Expiration Date is to insure that the Offer will attract the maximum participation of stockholders with the minimum dilution to non-participating stockholders.

     DIA may benefit from the Offer because its fee is based on the net assets of the Fund. It is not possible to state precisely the amount of additional compensation DIA might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will presumably fluctuate in value. Two of the Fund's directors were affiliated with DIA at the time they each voted to authorize the Offer and, therefore, could benefit indirectly from the Offer. The other five directors are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     In addition to this Offer, the Fund completed rights offerings in 1993, 1997, 1998 and 2001. The Fund may, in the future and at its discretion, from time to time, choose to make additional rights offerings, for a number of shares and on terms which may or may not be similar to this Offer.

OVER-SUBSCRIPTION PRIVILEGE

     If some stockholders do not exercise all of their Rights, the remaining unsubscribed Shares will be offered, by means of the Over-Subscription Privilege, to holders of Rights who wish to acquire more than the number to which their Rights entitle them. Holders of Rights who exercise their Rights will be asked to indicate on the exercise form how many Shares they are willing to acquire pursuant to this Over-Subscription Privilege. If there remain sufficient Shares, all over-subscriptions will be honored in full. If there are not sufficient Shares to honor all over-subscriptions, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. To the extent the Fund determines not to issue additional Shares to honor all over-subscriptions, the available Shares will be allocated among those who oversubscribe based solely on the number of shares of Common Stock held of record on the Record Date. The percentage of remaining Shares each oversubscribing holder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for oversubscriptions are distributed on a pro-rata basis.

     The Fund will not offer or sell any shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued on the exercise of the Rights will be the lesser of 95% of a) the net asset value per Share on _____ __, 2002 (the "Pricing Date") or b) the average of the volume-weighted average sales prices of a Share on the New York Stock Exchange on the Pricing Date and the four preceding trading days.

     The Fund announced the proposed Offer on ________ _, 2001. The net asset values per share of the Fund's Common Stock at the close of business on ________ _, 2001 and ________ __, 2002 were $____ and $____, respectively, and the last reported sale prices of a share of the Fund's Common Stock on such Exchange on those dates were $____ and $____, respectively.

     For example, if the net asset value per Share on the Pricing Date is $___ and the average of the volume-weighted average sale prices of a Share on the New York Stock Exchange on the Pricing Date and the four preceding trading days is $___, the Subscription Price would be $____ (95% of net asset value). If, however, the net asset value per Share on the Pricing Date is $___ and the average of the volume-weighted average sale prices of a Share on the New York Stock Exchange on the Pricing Date and the four preceding trading days is $___, the Subscription Price would be $____ (95% of the average sale prices). The actual Subscription Price will not be determined until the Pricing Date.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York time, on ________, 2002, the ____ day after the date of this Prospectus (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised. Inasmuch as the close of the offering on the Expiration Date is prior to the time of pricing the Offering, stockholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the Subscription Price per share when they make their decisions.

SUBSCRIPTION AGENT

     The Subscription Agent for the Offer is Mellon Bank, N.A., 85 Challenger Road, Overpeck Centre, Ridgefield Park, NJ 07660, which will receive a fee in the amount of $65,000 (estimated) including reimbursement for all out-of-pocket expenses related to the Offer. Stockholders who acquire shares pursuant to the Offer will not receive interest on funds held by the Subscription Agent. The Subscription Agent will hold such funds in a segregated, depository account, and will pay interest thereon to the Fund. The Subscription Agent is affiliated with the Fund's Transfer Agent. Stockholder inquiries relating to the Offer should be directed to the Fund by calling 1-800-624-4190.

METHOD OF EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the enclosed exercise form and mailing it in the envelope provided, or delivering the completed and signed exercise form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Fractional shares will not be issued, and stockholders who receive, or who are left with, fewer than ______ (__) Rights will not be able to exercise such Rights. Exercise forms must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery (see "Payment for Shares") at the offices of the Subscription Agent. Rights may also be exercised through a holder's broker.

PAYMENT FOR SHARES

     Stockholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

          (1) If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a New York Stock Exchange member firm, together with payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, guaranteeing delivery of a properly completed and executed exercise form, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed exercise form is not received by the Subscription Agent prior to 5:00 p.m., New York time, on the third (3rd) business day after the Expiration Date.

          (2) Alternatively, a stockholder can, together with the exercise form, send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on an assumed purchase price of $____ per Share. To be accepted, such payment, together with the Exercise Form, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

     If the assumed purchase price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of additional Shares to the extent that there remain sufficient unsubscribed Shares available after the Primary and Over-Subscription allocations are completed. To the extent that sufficient unsubscribed Shares are not available to apply all of the excess payment toward the purchase of additional shares, available Shares will be allocated in the manner consistent with that described in the section entitled "Over-Subscription Privilege" above. Any excess payment will be refunded to you to the extent that additional Shares are not available.

     A PAYMENT BY CHECK, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY EXERCISE FORM FOR SUCH EXERCISE FORM TO BE ACCEPTED.

     Within three (3) business days following the Pricing Date, a confirmation will be sent by the Subscription Agent to each stockholder (or, if the Fund's shares on the Record Date are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of Shares acquired pursuant to the Primary Subscription;
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such stockholder to the Fund or any excess to be refunded by the Fund to such stockholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a stockholder must be received by the

Subscription Agent prior to 5:00 p.m., New York time, on the tenth (10th) business day after the Confirmation Date, and any excess payment to be refunded by the Fund to such stockholder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Mellon Bank Investor Services LLC, acting on behalf of the Subscription Agent.

     Whichever of the above two methods is used, issuance and delivery of certificates for the Shares subscribed for are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER RECEIPT OF YOUR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

     If a stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid shares; (ii) apply any payment actually received by it toward the purchase of the largest number of whole Shares which could be acquired by such stockholder with such payment upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise the right to set-off against payments actually received by it with respect to such subscribed Shares.

POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER

     The Fund has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to ________ __, 2002, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of ________ __, 2002 or the net asset value increases to an amount greater than its net proceeds as stated herein. Accordingly, the Fund will notify stockholders of any such decline or increase and thereby permit them to cancel their exercise of Rights. Except for these circumstances, a shareholder will have no right to rescind an exercise of Rights after the Subscription Agent receives payment. It is possible that the Record Date may change if the Offer is suspended.

     The Fund reserves the right to withdraw the Offer at any time before the Expiration Date for any reason.

PURCHASE AND SALE OF RIGHTS

     The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted to trading on the New York Stock Exchange. However, the Shares to be issued pursuant to the Rights will be listed and admitted to trading on the New York Stock Exchange under the symbol "BLU."

DELIVERY OF STOCK CERTIFICATES

     Stock certificates for all Shares acquired pursuant to the Primary Subscription and the Over-Subscription Privilege will be mailed within fifteen
(15) business days after the Confirmation Date and after full payment of the Shares subscribed for has cleared.

TAX CONSEQUENCES

     For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without being exercised (unless the stockholder elects to allocate to the Rights a portion of the basis of the existing Common Stock in proportion to the relative values of the Rights and the Common Stock).

     A stockholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. In the absence of an election by the stockholder to allocate basis to the Rights, the stockholder's basis for determining gain or loss upon the sale of a Share acquired upon exercise of a Right will be equal to the per Share Subscription price. A stockholder's gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale and will be long-term capital gain or loss if it was held, at the time of sale, for more than 12 months.

     The foregoing does not cover the state or local tax consequences of receiving or exercising a Right, as to which stockholders should consult their own tax advisers.

SPECIAL RISK CONSIDERATIONS

     As a result of the terms of the Offer, stockholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund. In addition, because the Subscription Price for each Share will be less than the then current net asset value per share of the Fund's Common Stock, the Offer will result in a reduction of net asset value which will dilute the holdings of stockholders who do not exercise their Rights. For example, assuming that all Shares offered hereby are purchased in the Offer and the Fund increases the number of Shares subject to subscription by 25% in order to satisfy the over-subscription, and that the Subscription Price is 95% of [the net asset value per Share on _____ __, 2002] or [the average of the volume-weighted average sales prices of a Share on the New York Stock Exchange on _____ __, 2002 and the four preceding trading days], the Fund's net asset value per Share would be reduced by approximately $.__ per share as of that date, and assuming that only one-half of the Shares offered hereby are purchased in the Offer, the Fund's net asset value per Share would be reduced by approximately $.__ per Share as of that date.

                                 USE OF PROCEEDS

     Assuming all Shares offered hereby are sold at the estimated Subscription Price of $_______ per Share, the net proceeds of the offer are estimated to be $__________, after deducting expenses payable by the Fund estimated at approximately $170,000. If the Fund in its sole discretion increases the number of Shares subject to the Offer by 25% in order to satisfy over-subscriptions, net proceeds will be approximately $__________. It is anticipated that investment of such proceeds in accordance with the Fund's investment objective and policies will occur promptly, and in any event within ten business days, after they are available to the Fund.

                                    THE FUND

     Blue Chip Value Fund, Inc. is a Maryland corporation that was organized on February 4, 1987. The Fund is a closed-end diversified management investment company registered under the 1940 Act.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks. There can be no assurance that the Fund will achieve its investment objective.

     The Fund has a fundamental policy that during normal conditions it will at all times have at least 80% of its net assets (plus the amount of any borrowings for investment purposes) invested in equity securities of large companies with headquarters in the United States, such as those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index. As of December 31, 2001, the average market capitalization of the companies included in the Standard & Poor's 500 Composite Stock Price Index was approximately $____ billion. The Fund calculates this requirement by adding the market values of common stocks, securities convertible into common stocks and rights and warrants to acquire common stocks to the net option premiums on individual common stocks and the notional principal of net futures positions, and subtracting from that total the market values of securities sold short. The Fund's fundamental policies, like its investment objective, cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the shares at a meeting, if the holders of a majority of the shares are represented at the meeting, or (ii) more than 50% of the outstanding shares.

     Pursuant to its non-fundamental policies, the Fund's investment philosophy is to identify and own securities that DIA believes are undervalued or mispriced and have improving business prospects due to strong company and industry dynamics. The Fund remains fully invested during normal market conditions in approximately 50 common stocks, as well as other equity securities believed by DIA to represent the best values among the investment opportunities described above.

     As the first step in identifying stocks for purchase, the portfolio manager uses a proprietary computer model to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value and price-to-cash flow ratios. The model also incorporates positive earnings and stock price momentum in order to assist the portfolio manager in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. Particular attention is paid to identifying a catalyst for unleashing the value in a stock. The Fund may sell a stock when the model indicates it is no longer undervalued or its fundamental business prospects change.

OTHER INVESTMENT POLICIES

     Subject to the Fund's investment objective and policies described above, the Fund may make certain other investments and use certain investment practices as described below. These policies are non-fundamental, and may be changed in the future by the Board of Directors without the vote of stockholders.

     TEMPORARY INVESTMENTS. For temporary defensive purposes, the Fund may retain assets in cash and may invest without limit in short-term debt securities and instruments, which may include obligations of the United States Government, its agencies or instrumentalities; commercial paper having, at the time of purchase, a rating within the highest rating category by an unaffiliated nationally recognized statistical rating organization (a "NRSRO"), or if not rated, issued by companies having an outstanding unsecured debt issue currently rated within one of the two highest rating categories by a NRSRO; certificates of deposit or bankers' acceptances of domestic branches of U.S. Banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or securities issued by other investment companies which invest in high quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Fund may also acquire short-term debt securities and instruments in the course of managing its daily cash position. During normal market conditions, however, the Fund will not invest more than 10% of its total assets in such securities. If securities issued by other investment companies are acquired, it will be done within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with all other shareholders, its pro rata portion of the other investment company's expenses.

     OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may purchase or write call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The purchase and writing of options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Purchasing options to seek to increase return through their price appreciation involves the risk of loss of option premium if DIA is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if DIA is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If DIA is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell various kinds of financial futures contracts as well as purchase and write options on any such futures contracts to hedge to reduce risk of loss, hedge against changes in securities prices of a securities index, reduce trading costs, or to seek to increase total return. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities indices. The Fund may engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to segregate cash or liquid assets with a value equal to the amount of the Fund's obligations under the associated contracts.

     Futures contracts are typically used to reduce risk in a portfolio by hedging, which involves selecting futures contracts to offset a position in the portfolio that may experience adverse price movement such that the net effect of the combined position on investment performance is neutral. The successful use of futures contracts or options on futures for hedging depends in part on the degree of correlation between a futures position and the portfolio position. Because perfect correlation between a futures position and the portfolio position it was intended to protect is seldom achieved, full protection may not be obtained and the Fund may still be exposed to risk of some loss. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of DIA to correctly anticipate the securities markets and the futures markets.

     While the Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in less favorable investment performance for the Fund than would have been the case in the absence of such transactions. The risk of loss involved in entering into futures contracts and in writing call options on futures to seek to increase total return is potentially unlimited and a loss may exceed the amount of the premium received. Financial futures markets typically have more trading liquidity than equity markets making futures contracts easier to enter and exit than common stocks. The use of futures to hedge is a risk-reducing strategy that in most circumstances would decrease the volatility of the Fund's net asset value. The use of futures to increase return may increase the volatility of the Fund's net asset value. Due to the low margin deposits required in futures trading, it is possible that a relatively small price movement in futures contracts used to enhance return may result in substantial losses for the Fund.

     LIMITATION ON USE OF OPTIONS AND FUTURES CONTRACTS. The use of options and futures will be limited so that:

     1) with respect to options and futures used for the purpose of hedging, the sum of (i) premiums paid on outstanding options held by the Fund and (ii) margin deposits on futures will at no time exceed 20% of the value of the Fund's total assets; and

     2) with respect to options and futures used for the purpose of enhancing return, (i) the sum of premiums paid by the Fund for outstanding options will at no time exceed 15% of the value of the Fund's total assets, (ii) the sum of premiums received by the Fund from writing outstanding options when the Fund does not own the securities to which the option relates will at no time exceed 7% of the value of the Fund's total assets, (iii) the sum of the net equity exposures pertaining to each common stock underlying the outstanding options written or held by the Fund when the Fund does not own the securities to which the option relates will at no time exceed 7% of the value of the Fund's total assets, and (iv) the notional principal on outstanding futures positions will at no time exceed 7% of the value of the Fund's total assets.

     There is no limit on writing options if the Fund owns the securities to which the option relates.

     SHORT SALES. The Fund may make short sales of securities for purposes of hedging securities held or to seek to enhance the performance of the Fund. In a short sale transaction, the Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price. When the Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of liquid assets equal to the difference between: (a) the market value of the security sold short as calculated on a daily basis and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short. Short sale transactions will be conducted so that not more than 10% of the value of the Fund's total assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

     BORROWING. In order to respond to changing market conditions and to raise additional cash for investment, the Fund is authorized to issue senior securities or borrow money from banks or other lenders in an amount not exceeding 15% of the value of its total assets when DIA believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will maintain continuous asset coverage of not less than 300% with respect to such borrowings. If such asset coverage should decline to less than 300%, the Fund may be required to sell some of its portfolio securities within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Any investment gains made on securities purchased with borrowed monies in excess of interest paid on the borrowed monies will cause the net asset value of the Fund's shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including interest incurred on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than otherwise would be the case. This is the speculative factor known as "leverage."

     Except as provided above, the Fund will not issue senior securities or borrow money except for (i) temporary bank borrowings (not in excess of 5% of the value of its total assets), (ii) short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions, and (iii) borrowings from banks or other lenders to finance the repurchase of its shares.

FUNDAMENTAL INVESTMENT POLICIES

     The policies set forth below are fundamental policies of the Fund. The Fund may not:

     1. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions, and may make margin payments in connection with futures contracts and related options.

     2. Underwrite the securities of other issuers or invest in restricted securities.

     3. Invest more than 20% of its total assets in any one industry.

     4. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly traded.

     5. Purchase or sell commodities, commodity contracts, or futures, except futures on financial instruments.

     6. Lend its portfolio securities in excess of 25% of its total assets, taken at market value.

     7. Make loans to other persons (except as provided in 6 above), provided that for the purposes of this restriction the acquisition of short-term debt securities and instruments and repurchase agreements in which the Fund may invest shall not be deemed to be the making of a loan.

     8. Invest in companies for the purpose of exercising control or management.

     9. Invest in the securities of any one issuer (other than the United States or an agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

     10. Invest more than 5% of its total assets in repurchase agreements.

     11. Invest more than 5% of its total assets, taken at market value, in securities of issuers (other than the United States or an agency or instrumentality of the United States) having a record, together with predecessors, of less than three years of continuous operation.

     12. Invest in securities of foreign issuers whose securities are not traded on the New York or American Stock Exchanges or the NASDAQ-National Market System.

     13. Issue senior securities or borrow money except to the extent permitted under the 1940 Act.

     14. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment advisor as principal for their own account.

     In its last fiscal year, the Fund did not invest in repurchase agreements referred to in restriction 10 above, or acquire securities described in restriction 11 above, and it has no plans to invest in such agreements or acquire such securities in the current year.

     Except with respect to restriction 13 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

INVESTMENT AND MARKET RISKS

     As an investment company that holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund will remain fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in equity investing, and investors should be able to tolerate significant fluctuations in the value of their investments. The Fund is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program. In addition, shares of closed-end investment companies such as the Fund are not redeemable and frequently trade at a discount from the Fund's per-share net asset value.

SHARE PRICE DATA

     The Fund's Common Stock is publicly held and is listed and traded on the New York Stock Exchange. The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the New York Stock Exchange, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

                                                         PRECEDING NET
                                                          ASSET VALUES        DISCOUNT (-) OR
                      HIGH SALES       LOW SALES          PER SHARE(2)         PREMIUM (+)(3)
QUARTER OR OTHER         PRICE           PRICE         -----------------     ------------------
PERIOD ENDED          PER SHARE(1)    PER SHARE(1)      HIGH       LOW        HIGH        LOW
----------------      ------------    ------------     ------     ------     ------      ------
March 31, 2000           $9.00        $ 7.6875       $ 8.62     $ 8.51       4.41%     (9.67)%
June 30, 2000             8.5625        7.75           9.12       8.21      (6.11)%    (5.60)%
September 30, 2000        8.6875        8.0625         8.65       8.46       0.43%     (4.70)%
December 31, 2000         8.50          7.55           8.45       8.28       0.59%     (8.82)%
March 31, 2001            8.50          6.79           8.35       7.88       1.80%    (13.83)%
June 30, 2001             8.15          6.72           8.39       7.36      (2.86)%    (8.70)%
September 30, 2001        8.12          6.41           7.96       6.26       2.01%      2.40%
December 31, 2001        _______        ________       ______     ______     ______%    _______%

----------
(1) As reported on the New York Stock Exchange. During periods in which the Fund's shares traded at the high or low price for more than one day, the information is provided with respect to the trading day on which the discount or premium was greatest.
(2) The net asset value per share calculated by the Fund as of the date of each high sales price in the first column and each low sales price in the second column. Thus, this column does not necessarily show the highest or the lowest net asset value per share during the period.
(3) This column shows the discount or premium that the high and low sales prices in the first two columns bore to the respective, preceding net asset values in the third column. It does not necessarily show the highest or lowest discount or premium during the period.

     The Fund was organized in April 1987. Its Common Stock generally traded at a discount from net asset value per share until the third quarter of 1992. From the third quarter of 1992 through the first quarter of 1994 the Fund's Common Stock traded at a slight premium above net asset value per share. After modifying the Fund's distribution policy, as described below, the Fund's Common Stock traded at a discount from net asset value per share until August of 1996. Since the announcement of a revised distribution policy in August 1996 (described in the next paragraph), the discount has been reduced, and since mid-January 1997 the Common Stock has on occasion traded at a premium above net asset value per share.

     Beginning in 1989 and until April 1994 the Fund attempted to reduce the discount by distributing to stockholders quarterly an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. The Fund believes that this policy tended to reduce the discount. In fact, from the third quarter of 1992 through the first quarter of 1994, the Fund's Common Stock traded at a slight premium to net asset value. In order to comply with a regulation of the Securities and Exchange Commission, in April 1994 the Fund modified its distribution policy from four quarterly distributions of 2.5% of net asset value to three quarterly distributions of net investment income, followed by a fourth distribution of an amount equal to the greater of 10% of net asset value less the prior three distributions, or the sum of the Fund's net investment income and net capital gains. The result was an aggregate annual distribution of substantially the same amount, but it was paid in non-level quarterly distributions. Although the Fund does not know what actual effect the distribution policy has on the market price, after the Fund modified its distribution policy in April of 1994, its Common Stock traded at a discount from its net asset value per share. In 1996 the Fund received an exemptive order from the Securities and Exchange Commission allowing the Fund to make up to four distributions of long-term capital gains in a taxable year as long as it maintains a policy of distributing a fixed percentage of net asset value quarterly. This exemptive order permitted the Fund to return to its previous distribution policy. In August of 1996 the Fund announced a return to the Fund's prior policy of distributing 2.5% of the net asset value quarterly to its stockholders. The first distribution under this policy was in April of 1997. Since the announcement of a return to the Fund's previous distribution policy, the Fund has on occasion traded at a premium.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund is responsible for the overall management and operations of the Fund. The Statement of Additional Information contains information concerning the directors.

INVESTMENT ADVISOR

     Denver Investment Advisors LLC serves as the investment advisor to the Fund. DIA's address is 1225 17th Street, 26th Floor, Denver, Colorado 80202. DIA was organized in 1994, as a limited liability company. It is owned and operated by the principal officers and employees of its predecessor firm. As of December 31, 2001, DIA had approximately $___ billion under management (including approximately $___ million for __ investment company portfolios).

     Subject to the general supervision of the Board of Directors, DIA manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's securities, and maintains records relating to such purchases and sales. The Fund pays DIA a monthly fee at the annual rate of
 .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets over $100,000,000.

PORTFOLIO MANAGER

     Charlotte Petersen, CFA, has been primarily responsible for the day-to-day management of the Fund's portfolio since January 18, 2000. She has been a Vice-President of the Fund since May 9, 2000, and a Vice-President of DIA (and its predecessor) since 1993. Ms. Petersen has 15 years of research and portfolio management experience, working with both value and growth styles, and has been primarily responsible for managing portfolios of large institutional clients for DIA (and its predecessor) since 1993.

CO-ADMINISTRATORS

     DIA and ALPS Mutual Funds Services, Inc. ("ALPS") furnish the Fund with clerical, accounting, bookkeeping and related services, assist in the preparation of annual and semi-annual reports to the Securities and Exchange Commission and generally assist in all aspects of the Fund's operations. ALPS computes the net asset value and net income of the Fund, prepares federal and state tax returns and maintains the Fund's financial accounts and records (except stockholders' records). The Fund pays DIA and ALPS a monthly fee based on an annual rate of 0.01% and 0.08%, respectively, of the Fund's average daily net assets up to $75,000,000, 0.005% and 0.04%, respectively, of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.005% and 0.02%, respectively, of the Fund's average daily net assets in excess of $125,000,000.

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 48 Wall Street, New York, New York 10286, serves as the Fund's custodian.

     Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, NJ 07660, serves as the Fund's Transfer Agent, Dividend Reinvestment and Cash Purchase Plan Agent.

EXPENSES OF THE FUND

     The Fund pays all of its expenses other than those expressly assumed by DIA. The expenses payable by the Fund include: expenses of the Offer, advisory fees payable to DIA and administrative fees payable to DIA and ALPS; audits by independent public accountants; transfer agent and registrar, custodian and portfolio record keeping services; dividend disbursing agent and stockholder record keeping services; taxes and the preparation of the Fund's tax returns; brokerage fees and commissions; cost of director and stockholder meetings; printing and mailing reports to stockholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; stock exchange listing fees and expenses; fees and expenses of directors who are not officers, employees or members of DIA; insurance and fidelity bond premiums; and any extraordinary expenses.

                             DISTRIBUTIONS AND TAXES

     From 1989 until April 1994 the Fund distributed quarterly to stockholders an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. From April 1994 until December 1996 quarterly distributions were limited to net investment income, and once a year the Fund supplemented the quarterly distributions with an annual distribution that brought distributions for the year to the greater of 10% of the Fund's net asset value per share, or the sum of its net investment income and net capital gains. Beginning in April 1997, the Fund returned to its previous distribution policy so that quarterly distributions again equaled 2.5% (10% on an annual basis) of the Fund's net asset value per share. See "THE FUND--Share Price Data." To the extent that the Fund's distributions exceed its net investment income and net capital gains, the Fund liquidates a portion of its portfolio to fund these distributions, which represent a return of capital to stockholders and therefore may be deemed to be a reduction of their principal.

     The Fund qualified during its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. This qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its stockholders an amount equal to at least 90% of its investment company taxable income for such taxable year (before taking into account the deduction for such distributions). In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss.

     Distributions by the Fund are taxable to the stockholders to the extent paid out of the Fund's current or accumulated earnings and profits, regardless of whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions constitute ordinary income to the stockholders except to the extent they are designated as capital gain dividends, as discussed below. Any distributions by the Fund in excess of its current and accumulated earnings and profits constitute a nontaxable return of capital to stockholders to the extent of each stockholder's tax basis in his or her shares (causing a reduction of such basis), and thereafter, to the extent of any excess over such basis, capital gain. The dividends received deduction for corporations which own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such stockholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year.

     The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to stockholders as long-term capital gain, regardless of how long the stockholder has held the Shares and whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions are not eligible for the dividends received deduction for corporations.

     To the extent that the Fund distributes amounts in a given year that exceed the Fund's investment company taxable income and excess of net long-term capital gain over net short-term capital loss (after taking into account capital loss carryovers), such excess distributions may nonetheless cause stockholders to recognize taxable income under the federal income tax principles described above.

     Stockholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Dividends declared in October, November or December of any year payable to stockholders of record as of a specified date in such months will be deemed to have been received by stockholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Prior to purchasing shares, a purchaser should carefully consider the impact of distributions which are expected to be declared or have been declared, but have not been paid. Any such distributions, although in effect a return of capital, are subject to tax as discussed above.

     A taxable gain or loss may be recognized by a stockholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a stockholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares. Any such capital gain or loss will be long-term or short-term depending on the stockholder's holding period for the shares sold, except that any loss recognized with respect to shares held six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on those shares.

     The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its stockholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Stockholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     All distributions to stockholders whose shares are registered in their own names may be reinvested pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") in additional shares of the Fund. Stockholders who choose to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. There is no service charge for participation in the Plan.

     A stockholder may elect to withdraw from the Plan at any time and thereby elect to receive future dividends in cash in lieu of shares of the Fund. There will be no penalty for withdrawal from the Plan and stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the share certificate. They should be sent to the Transfer Agent (referred to in this Section as the "Agent"). An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. Elections will only be effective for subsequent distributions with a record date of at least five (5) business days after such elections are received by the Agent.

     Funds credited to a participant's account will be used to purchase shares of the Fund's Common Stock (the "Purchase"). With respect to funds derived from distributions, if the price plus commission is greater than the net asset value per share on the record date (the "Net Asset Value"), the Fund will issue to the Agent shares of the Fund's Common Stock, valued at the Net Asset Value, in the aggregate amount of the distribution. If the price plus commission is less than the Net Asset Value, the Agent will attempt, commencing on the first trading day and ending on the tenth trading day following the record date, to acquire shares in the open market at a price, plus commission, which is less than the Net Asset Value. If and to the extent that prior to the time such acquisition is finished the market price of the Fund's Common Stock, plus commission, equals or exceeds the Net Asset Value, or in the event that the Agent is unable to acquire sufficient shares of the Fund's Common Stock at a price plus commission less than the Net Asset Value, the Fund will issue to the Agent shares of the Fund's Common Stock, valued at the Net Asset Value, in the aggregate amount of the remaining value of the distribution.

     The reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions. See "DISTRIBUTIONS AND TAXES."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at net asset value, which is less than they could otherwise purchase them in the open market and will have shares with a market value greater than the value of any cash distribution they would have received. There can be no assurance that the market price of the Fund's shares of common stock will exceed their net asset value.

     The Fund will increase the price at which its shares may be issued to the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the payment date of any distribution of net investment income or net capital gain, unless the Fund receives a legal opinion from independent counsel that the issuance of shares at net asset value under these circumstances will not have a material effect upon the federal income tax liability of the Fund.

     A participant may from time to time make voluntary cash contributions to his or her account by sending to the Agent a check or money order payable to the Agent in an amount not less than $50 and not in excess of $10,000 per month to acquire additional shares of the Fund. In the case of any voluntary cash contribution which exceeds $10,000 per month, the excess will be returned to the participant by the Agent. All cash contributions to a participant's account made pursuant to this paragraph will be invested in shares of the Fund's Common Stock purchased in the open market (irrespective of net asset value). The Agent will invest all voluntary cash contributions on or about the last business day of the month, provided it receives the contributions at least two business days before the last business day of the month (the "Cut-off date"). Because interest is not paid on voluntary cash contributions, participants should make such contributions shortly before the Cut-off Date, allowing sufficient time for mail delivery. Voluntary cash contributions received after the Cut-off Date will be used to acquire additional shares of the Fund on or about the last business day of the following month. Following any monthly investment of voluntary cash contributions, the Agent will send each investing participant a confirmation of such investment. Voluntary cash contributions will be returned to the participant upon written request, provided that such request is received more than two days before the Cut-off Date.

     The Fund reserves the right to amend the Plan.

     Additional information about the Plan may be obtained from the Agent. See "MANAGEMENT OF THE FUND--Custodian and Transfer Agent."

                                  CAPITAL STOCK

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

     The Fund has one class of shares of Common Stock, par value $.01 per share, of which 100,000,000 shares are authorized. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of the Fund's Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation and By-Laws include provisions that are intended to have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors is divided into three classes, each having a term of three years. The term of one class expires at each annual meeting of stockholders. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The votes of the holders of a majority of the outstanding shares is required to elect a director. A director may be removed from office only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

     The Articles of Incorporation also require the favorable vote of the holders of at least 75% of the shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

     (i)   a merger or consolidation of the Fund with another corporation,

     (ii) a sale or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),

     (iii) a liquidation or dissolution of the Fund, or

     (iv) a change in the nature of the Fund's business so as to cease to be an investment company,

unless such action has been approved, adopted or authorized by the affirmative vote of 75% of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of a majority of the outstanding shares is required.

     In addition, the Articles of Incorporation provide that these anti-takeover provisions may only be changed by the favorable votes of the holders of at least 75% of the shares of the Fund then entitled to be voted. The Board of Directors has determined that the 75% voting requirements, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally.

OUTSTANDING SECURITIES

     Set forth below is information with respect to the Fund's outstanding securities as of November 30, 2001:

                                              (3)                   (4)
                                         AMOUNT HELD BY      AMOUNT OUTSTANDING
      (1)                  (2)          REGISTRANT OR FOR    EXCLUSIVE OF AMOUNT
 TITLE OF CLASS     AMOUNT AUTHORIZED      ITS ACCOUNT         SHOWN UNDER (3)
 --------------     -----------------      -----------         ---------------
Common Stock,          100,000,000              0                 20,962,456
par value
$0.01 per share

                       STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund. Set forth below is the Table of Contents of the Statement of Additional Information:

                                TABLE OF CONTENTS

     Investment Objectives and Policies

     Management

     Control Persons and Principal Holders of Securities

     Investment Advisory and Other Services

     Brokerage Allocation and Other Practices

     Tax Status

     Financial Statements

======================================    ======================================

     NO PERSON HAS BEEN AUTHORIZED TO              1,000,000 SHARES OF
GIVE ANY INFORMATION OR TO MAKE ANY            COMMON STOCK ISSUABLE UPON
REPRESENTATION NOT CONTAINED IN THIS              EXERCISE OF RIGHTS TO
PROSPECTUS IN CONNECTION WITH THE               SUBSCRIBE FOR SUCH SHARES
OFFER MADE BY THIS PROSPECTUS, AND, IF               OF COMMON STOCK
GIVEN OR MADE, SUCH INFORMATION MUST
NOT BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND OR DIA. THE
PROSPECTUS DOES NOT CONSTITUTE AN
OFFERING BY THE FUND IN ANY
JURISDICTION IN WHICH SUCH OFFERING            BLUE CHIP VALUE FUND, INC.
MAY NOT BE LAWFULLY MADE.


           TABLE OF CONTENTS

Fee Table............................1          -------------------------
Financial Highlights.................2
The Offer............................4                 PROSPECTUS
Use of Proceeds.....................10
The Fund............................11          -------------------------
Management of the Fund..............18
Distributions and Taxes.............20
Dividend Reinvestment
  and Cash Purchase Plan............21
Capital Stock.......................23
Statement of Additional                             ________ __, 2002
  Information.......................25

======================================    ======================================

                           BLUE CHIP VALUE FUND, INC.
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                ________ __, 2002


                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Investment Objectives and Policies..........................................B-2
Management..................................................................B-8
Control Persons and Principal Holders of Securities.........................B-11
Investment Advisory and Other Services......................................B-11
Brokerage Allocation and Other Practices....................................B-13
Tax Status..................................................................B-14
Financial Statements........................................................B-17

     This Statement of Additional Information applies to the Blue Chip Value Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and is meant to be read in conjunction with the Prospectus dated ________ __, 2002 (the "Prospectus"), which describes the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by calling the Fund, at
(800) 624-4190. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Prospectus for the Fund describes the investment objectives and policies of the Fund. The following policies supplement the non-fundamental investment policies set forth in the Prospectus.

SECURITIES LENDING

     Although it has not done so, the Fund is permitted, from time to time, to lend its portfolio securities with an aggregate value not in excess of 25% of total assets to brokers, dealers, and financial institutions such as banks and trust companies, for which it will receive collateral in cash or United States Government securities that will be maintained on a daily basis in an amount equal to at least 100% of the current market value of the loaned securities. The Fund would not pay administrative, finders, or other fees in connection therewith. The Fund would continue to receive dividends on the securities loaned. Cash collateral would be invested in short-term debt securities, which would increase the current income of the Fund. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. During the fiscal year ended December 2001, the Fund did not lend any portfolio securities. The Fund does not currently intend to engage in securities lending so as to put more than 5% of its net assets at risk.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may purchase and sell futures contracts on securities indices and may also purchase and write options on such futures contracts. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

     FUTURES CONTRACTS. A futures contract relating to a financial index may generally be described as an agreement to buy or sell that index contract at the initial transaction price, with the transaction amount to be transferred at a specified future delivery date and offset by the final settlement price which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. If, in the opinion of DIA, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on financial indices, the Fund may enter into such futures contracts as a hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, DIA will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when DIA anticipates the subsequent purchase of particular securities when the Fund obtains the necessary cash, but expects the prices then available to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     Writing covered options on futures is typically a strategy to reduce risk; the benefit is that writing an option generates premium income, while the drawback is that the strategy precludes the Fund from the opportunity to profit above the exercise price. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, and the futures contract may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium. However, the Fund becomes obligated to purchase a futures contract if the option is exercised, and the futures contract may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with purchasing or writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the existence of a liquid market.

     OTHER CONSIDERATIONS. The Fund will engage in futures transactions and will engage in related options transaction only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund generally expects that when it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986 for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk or loss.

     Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity securities are currently available.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     PURCHASING OPTIONS. The Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. The Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     The Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the call option.

     The Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

     WRITING COVERED OPTIONS. The Fund may write covered call and put options on any securities in which it may invest. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund will be covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

     A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund will be covered, which means that the Fund will have segregated cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     The Fund may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of purchasing puts for hedging purposes depends in part on DIA's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

WARRANTS AND STOCK PURCHASE RIGHTS

     The Fund may invest up to 10% of its net assets, calculated at the time of purchase, in warrants or rights (excluding those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by DIA for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal years ended December 31, 2000 and 2001, the Fund's portfolio turnover rates were, 127.55% and _____%, respectively.

                                   MANAGEMENT

                                          POSITIONS HELD            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                AGE       WITH THE FUND             DURING PAST 5 YEARS
----------------                ---       -------------             -------------------
*Kenneth V. Penland, CFA         59       Chairman of the Board     Retired; from 1995 until December
1225 Seventeenth Street                   and Director              2001, Chairman and Executive
26th Floor                                                          Manager, Denver Investment
Denver, Colorado 80202                                              Advisors LLC; prior thereto
                                                                    Chairman of the Board and
                                                                    Director of Research, Denver
                                                                    Investment Advisors, Inc.;
                                                                    President and Trustee, Westcore
                                                                    Funds.

Robert J. Greenebaum             84       Director                  Independent Consultant; former
828 Kimballwood Lane                                                Director, United Asset
Highland Park, IL 60035                                             Management Corp., Boston,
                                                                    Massachusetts (until May, 2000);
                                                                    former Chairman of the Board and
                                                                    Director, Selected American
                                                                    Shares, Inc. and Selected Special
                                                                    Shares, Inc., Santa Fe, New
                                                                    Mexico (until December, 1997);
                                                                    former Chairman of the Board and
                                                                    Trustee, Selected Capital
                                                                    Preservation Trust, Santa Fe, New
                                                                    Mexico (until December 1997).
                                                                    Consultant, Denver Investment
                                                                    Advisors LLC, and its predecessor,
                                                                    Denver Investment Advisors, Inc.

Richard C. Schulte               57       Director                  Private Investor; from 1993 until
P.O. Box 952                                                        1996, President, Transportation
Evergreen, Colorado 80437                                           Service Systems, Inc.; Employee,
                                                                    Southern Pacific Lines, Denver,
                                                                    Colorado (since 1993); prior
                                                                    thereto, Employee, Rio Grande
                                                                    Industries, Denver, Colorado
                                                                    (holding company) (since 1991);
                                                                    Vice President Finance and
                                                                    Treasurer, Rio Grande Holdings,
                                                                    Inc., Denver, Colorado (since
                                                                    1990); and Vice President,
                                                                    Denver & Rio Grande Western
                                                                    Railroad Company, Denver,
                                                                    Colorado.

                                          POSITIONS HELD            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                AGE       WITH THE FUND             DURING PAST 5 YEARS
----------------                ---       -------------             -------------------
Roberta M. Wilson, CFA           58       Director                  Retired; until July 1998, Director
9268 Weld County Road                                               of Finance, Denver Board of Water
#28                                                                 Commissioners, Denver, Colorado.
Platteville, CO 80651

*Todger Anderson, CFA            57       President and Director    President and Executive Manager,
1225 Seventeenth Street                                             Denver Investment Advisors LLC
26th Floor                                                          (since 1995); prior thereto
Denver, Colorado 80202                                              President and Director of Portfolio
                                                                    Management, Denver Investment
                                                                    Advisors, Inc.; Portfolio Manager,
                                                                    Westcore MIDCO Growth Fund
                                                                    (since 1986); Portfolio Co-
                                                                    Manager, Westcore Select Fund
                                                                    (since 2001).

Lee W. Mather, Jr.               58       Director                  Director, American Rivers
6 Francine Drive                                                    (conservation organization) (since
Greenwich, Connecticut 06830                                        June 2000); former investment
                                                                    banker, Merrill Lynch & Co.
                                                                    (January 1977 - April 2000).

Gary P. McDaniel                 56       Director                  Chief Executive Officer, Chateau
32023 County Road 15                                                Communities, Inc. (REIT/
Elizabeth, Colorado 80107                                           manufactured housing) (since
                                                                    1997); prior thereto, Chief
                                                                    Executive Officer ROC
                                                                    Communities, Inc. (1980-1997).

Charlotte Petersen, CFA          41       Vice President            Vice President, Denver Investment
1225 Seventeenth Street                                             Advisors LLC (since 1995); prior
26th Floor                                                          thereto Vice President, Denver
Denver, Colorado 80202                                              Investment Advisors, Inc. (since
                                                                    1993); Portfolio Manager, Westcore
                                                                    Blue Chip Fund (since January 2000).

W. Bruce McConnel, III           59       Secretary                 Partner of the law firm of Drinker
One Logan Square                                                    Biddle & Reath LLP, Philadelphia, PA.
18th and Cherry Streets
Philadelphia, PA 19103

                                          POSITIONS HELD            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                AGE       WITH THE FUND             DURING PAST 5 YEARS
----------------                ---       -------------             -------------------
Jasper R. Frontz                 33       Treasurer                 Vice President, Denver Investment
1225 Seventeenth Street                                             Advisors LLC (since 2000); Director
26th Floor                                                          of Mutual Fund Administration, Denver
Denver, Colorado 80202                                              Investment Advisors LLC (since 1997);
                                                                    prior thereto, Fund Controller, ALPS
                                                                    Mutual Fund Services, Inc. (1995-1997);
                                                                    Senior Accountant, Deloitte & Touche
                                                                    LLP (1991-1995); Treasurer, Westcore
                                                                    Funds (since 1997); Registered
                                                                    Representative, ALPS Mutual Funds
                                                                    Services, Inc. (since 1995).

----------
* Messrs. Penland and Anderson are considered to be "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940).

     No director or officer of the Fund who is also a director, officer, or employee of the Advisor or any of its parents, received any remuneration from the Fund during 2001. The other directors taken as a group were either paid or had accrued directors' fees for 2001 from the Fund in the aggregate amount of $______. Drinker Biddle & Reath LLP, of which W. Bruce McConnel, III, Secretary of the Fund, is a partner, receives fees from the Fund for services rendered as its legal counsel.

     In 2001, the directors received an annual retainer of $6,000 for serving as directors, plus a meeting fee of $1,500 for each regular Board meeting attended. The Fund expects the basis of such compensation will be the same during 2002.

     The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 2001:

                               COMPENSATION TABLE

                                                          TOTAL
                                    AGGREGATE          COMPENSATION
                                  COMPENSATION           FROM FUND
         NAME OF PERSON             FROM FUND        PAID TO DIRECTORS
         --------------             ---------        -----------------
     Todger Anderson                 $   -0-              $   -0-
     Robert J. Greenebaum            $______              $______
     Kenneth V. Penland              $   -0-              $   -0-
     Richard C. Schulte              $______              $______
     Roberta M. Wilson               $______              $______
     Lee W. Mather, Jr.              $______              $______
     Gary P. McDaniel                $______              $______

     The Fund has a standing Audit Committee of the Board composed of Messrs. Greenebaum, Mather, McDaniel and Schulte, and Ms. Wilson. The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, review matters of independence, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Committee by the Board of Directors.

     The Fund has a Nominating Committee comprised of Messrs. Greenebaum, Mather, McDaniel and Schulte, and Ms. Wilson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors.

CODES OF ETHICS

     The Fund and DIA have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-(202)-942-8090 and these Codes of ethics are available on the EDGAR database on the Commission internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of the date of this Statement of Additional Information, there were no "Control Persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     As of _______ __, 2002, Cede & Co. (as nominee for the Depository Trust Company), 55 Water Street, New York, New York 10041, held of record _______________ shares of the Common Stock of the Fund.

     As of the date of this Statement of Additional Information, the directors and officers as a group owned ___% of the Common Stock of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     Denver Investment Advisors LLC ("DIA") serves as investment advisor to the Fund and is located at 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202. DIA is a limited liability company organized in 1994. It is owned and operated by the principal officers and employees of its predecessor firm. The current investment advisory agreement was approved by the stockholders at a special meeting held on February 8, 1995.

     Kenneth V. Penland, Chairman and a director of the Fund, was an officer and executive manager of DIA until December 31, 2001. Todger Anderson, President and a director of the Fund, is an officer and executive manager of DIA, Charlotte Petersen, Vice President of the Fund, is a Vice President of DIA. Jasper R. Frontz, Treasurer of the Fund, is also a Vice President of DIA.

     DIA is entitled to receive a fee from the Fund for its services, computed weekly and paid monthly, at an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid DIA, $987,011, $875,670 and $______ respectively, for investment advisory services.

     The Investment Advisory Agreement dated April 1, 1995 between the Fund and DIA (the "Agreement") provides that the advisory fee shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. The Fund is not presently subject to any such expense limitations.

     In the Agreement, DIA agrees, subject to the supervision of the Fund's Board of Directors, to provide a continuous investment program and strategy for the Fund, including investment research and management with respect to all of its securities, other investments, and cash equivalents and to make decisions with respect to and place orders for all purchases and sales of portfolio securities. The Agreement also requires DIA to prepare or supervise the preparation of reports to the Securities and Exchange Commission or any other governmental authority; provide personnel to act as officers of the Fund and pay the salaries of such officers; assist to the extent requested by the Fund with the Fund's preparation of its annual and semi-annual reports to stockholders; transmit information concerning purchases and sales of the Fund's portfolio securities to the custodian for proper settlement; supply the Fund and its Board of Directors with reports and statistical data as requested; and prepare a quarterly brokerage allocation summary.

     The Agreement provides that DIA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DIA in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

ADMINISTRATOR

     For the period from September 1, 1999 through December 31, 1999, and for the fiscal years ended December 31, 2000 and December 31, 2001, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA served as co-administrators for the Fund. For the administrative services provided, ALPS and DIA received fees of $29,130 and $3,908, respectively, for the fiscal period from September 1, 1999 through December 31, 1999; and ALPS and DIA received fees $83,438 and $11,315, respectively, for the fiscal year ended December 31, 2000 and $___ and $___, respectively, for the fiscal year ended December 31, 2001.

     Prior to September 1, 1999, American Data Services, Inc. ("ADS") served as the Fund's administrator. For the administrative services provided, ADS received a monthly fee at an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's average weekly net assets in excess of $125,000,000, with a $7,463 per month minimum. For the fiscal period from January 1, 1999 through August 31, 1999, ADS received fees of $75,895.

CUSTODIAN

     The custodian of the Fund's portfolio securities is The Bank of New York ("BONY"). BONY's address is 48 Wall Street, New York, New York 10286. Pursuant to the Custody Agreement between the Fund and BONY, BONY provides the following services: (i) maintains a separate account or accounts in the name of the Fund;
(ii) holds and disburses portfolio securities on account of the Fund; (iii) collects and makes disbursements of money on behalf of the Fund; (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio; (v) furnishes monthly to the Fund a detailed statement of property held for the Fund under the Custody agreement; (vi) maintains appropriate books and records for the Fund with respect to its duties under the Custody Agreement and (vii) makes periodic reports to the Fund concerning the Fund's operations.

INDEPENDENT AUDITORS

     ______________________________________________ serves as the Fund's independent auditors, providing audit services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings, and (3) review of the income tax returns filed on behalf of the Fund. For the fiscal years prior to December 31, 2000, the financial highlights for the Fund and the financial statements included in the Fund's Annual Report to Stockholders were audited by the Fund's former auditors.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Brokers are selected by DIA on the basis of best price and execution for the Fund. In assessing best price and execution available to the Fund, DIA will consider all factors it deems relevant, including the breadth, of the market in the security, the price of the security, the financial condition and execution capability of the broker/dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute particular transactions and in evaluating best net price and execution available, DIA is authorized to consider "brokerage and research services" (as defined in section 28(e) of the Securities Exchange Act of 1934), statistical quotations, including the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or DIA or its affiliates. DIA is authorized to cause the Fund to pay to brokers or dealers who provide such brokerage and research services brokerage commissions which may be in excess of the amount that another broker or dealer would have charged for effecting the same transactions if DIA determines in good faith that such amount of commissions is reasonable in relation to the value of brokerage and research services provided by such brokers or dealers, viewed in terms of the particular transaction or in terms of all of the accounts over which DIA exercises investment discretion.

     Research material furnished by brokers without cost to DIA, if any, may tend to benefit the Fund and other clients of DIA by improving the quality of advice given; not all such research material furnished may be used by DIA in connection with the Fund.

     During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid brokerage commissions of $184,000, $434,000 and $____________, respectively.

     The Fund may from time to time purchase securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") or their parents. As of December 31, 2001, the Fund held securities of its regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. As of December 31, 2001 the Fund's aggregate holdings of securities of _________________ was $_____________.

                                   TAX STATUS

FEDERAL

     The Fund intends to qualify as a "regulated investment company" and to distribute substantially all of its net income and gains each year. By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to stockholders). In such event, the Fund's dividend distributions to stockholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate stockholders.

     Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") requires, among other things, that the Fund distribute to its stockholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of net long-term capital gain, if any, for the taxable year over the net short-term capital loss (if any), for such year. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to stockholders as ordinary income.

     Any distribution of the excess of net long-term capital gain over net short-term capital losses is taxable to stockholders as long-term capital gain, regardless of how long the stockholder has held Fund shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to stockholders after the close of the Fund's taxable year. It should be noted that, upon the sale of Fund shares, if the stockholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum marginal rate of 38.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 20%. In years after 2003, the rates applicable to ordinary income of individuals are scheduled to be reduced, leading to a maximum rate of 35% by 2006, and the limitations on itemized deductions and the phase-out of personal exemptions are also scheduled to be phased-out over a number of years. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 30% of taxable dividends or 30% of gross sale proceeds upon sale paid to stockholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Fund either that they are subject to backup withholding when required to do so or that they are "exempt recipients." (In years after 2003, these withholding tax rates are scheduled to be reduced, leading to withholding tax rates of 28% by 2006.)

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Specific rules govern the federal income tax treatment of certain financial instruments that may be held by the Fund. These rules may have a particular impact on the amount of income or gain that the Fund must distribute to its stockholders.

     FUTURES CONTRACTS AND OPTIONS OF FUTURES CONTRACTS. Generally, futures contracts and options on futures contracts held by the Fund (collectively, the "Instruments") at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Fund has held the Instruments (the "40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. With respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from positions which are part of a mixed straddle to which such treatment applies, or
(2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

     OPTIONS. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

STATE

     Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     Income distributions may be taxable to stockholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on U.S. government obligations which, if realized directly, would be exempt from such income taxes. Stockholders are advised to consult their tax advisers concerning the application of state and local taxes.

                              FINANCIAL STATEMENTS

     Stockholders receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements together with the report of the independent auditors of the Fund. The audited financial statements and notes thereto for the Fund contained in its Annual Report to Stockholders dated December 31, 2001, are incorporated by reference into this Statement of Additional Information. The financial statements and related notes thereto for the Fund which appear in the Fund's Annual Report to Stockholders have been audited by ________ ____________, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such audited financial statements and notes thereto have been incorporated herein in reliance upon such report of _____________________, independent auditors, given upon the authority of said firm as experts in accounting and auditing. The financial highlights included in the Annual Report for periods prior to December 31, 2000 were audited by the Fund's prior auditors. Additional copies of the Annual Report may be obtained at no charge by telephoning the Fund at (800) 624-4190.

                                    FORM N-2

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1.   Financial Statements

          (a)  Included in Part A hereof:

               Financial Highlights.

          (b)  Included in Part B hereof:

               To be filed by Amendment.

     2.   Exhibits:

          (a) (1) Articles of Incorporation are incorporated herein by reference to Exhibit 2(a)(1) of Registrant's Registration Statement on Form N-2 (Nos. 333-50097/811-5003) filed on April 14, 1998.

               (2) Articles of Amendment to the Articles of Incorporation dated April 2, 1987 are incorporated herein by reference to
                    Exhibit 2(a)(2) of Registrant's Registration Statement on Form N-2 (Nos. 333-50097/811-5003) filed on April 14, 1998.

               (3) Articles of Amendment to the Articles of Incorporation dated July 13, 1989 are incorporated herein by reference to
                    Exhibit 2(a)(3) of Registrant's Registration Statement on Form N-2 (Nos. 333-50097/811-5003) filed on April 14, 1998.

          (b) Amended and Restated By-Laws dated March 1, 1990 are incorporated herein by reference to Exhibit 2(b) of Registrant's Registration Statement on Form N-2 (Nos. 333-50097/811-5003) filed on April 14, 1998.

          (c)  Inapplicable.

          (d) (1) See Article VI and Sections 9.1, 9.2 and 9.3 of Article IX of the Articles of Incorporation which are incorporated herein by reference as Exhibit 2(a)(1) and Article Fourth of the Articles Supplementary dated April 12, 1987 which are incorporated herein by reference as Exhibit 2(a)(2).

               (2)  Form of Subscription Certificate.

          (e) Dividend Reinvestment and Cash Purchase Plan is incorporated herein by reference as Exhibit 2(e) of Registrant's Registration Statement on Form N-2 (Nos. 333-50097/811-5003) filed on April 14, 1998.

          (f)  Inapplicable.

          (g) (1) Investment Advisory Agreement dated April 1, 1995 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 2(g)(1) of Registrant's Registration Statement on Form N-2 (Nos. 333-19609/811-5003) filed on December 19, 1996.

               (2) Administrative Service Agreement dated September 1, 1999 by and amongst the Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is incorporated herein by reference as Exhibit 2(g)(3) of Registrant's Registration Statement on Form N-2 (File Nos. 333-52038/811-5003) filed on December 18, 2000.

               (3) Assumption Agreement dated April 2, 2001, by and amongst the Registrant, ALPS Mutual Funds Services, Inc., ALPS Distributors Inc. and Denver Investment Advisors, LLC.

               (4) Amendment No. 1 to Administrative Service Agreement dated November 6, 2001 by and amongst the Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc.

          (h)  Inapplicable.

          (i)  Inapplicable.

          (j) Custody Agreement between the Registrant and The Bank of New York is incorporated herein by reference to Exhibit 2(j) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File Nos. 333-50097/811-5003) filed on July 31, 1998.

          (k) (1) Service Agreement dated March 1, 1990 between the Registrant and Mellon Investor Services LLC (formerly known as

                    ChaseMellon Shareholder Services L.L.C. and Mellon Securities Trust Company) as Transfer Agent, Registrar and Dividend Disbursing Agent for the Registrant is incorporated herein by reference as Exhibit 2(k)(1) of Registrant's Registration Statement on Form N-2 (File Nos.
                    333-50097/811-5003) filed on April 14, 1998.

               (2) Form of Subscription Agent Agreement between the Registrant and Mellon Bank, N.A.

          (l)  Opinion and Consent of Counsel.

          (m)  Inapplicable.

          (n)  Consent of Deloitte & Touche LLP

               To be filed by Amendment

          (o)  Inapplicable.

          (p)  Inapplicable.

          (q)  Inapplicable.

          (r) (1) Code of Ethics of the Registrant is incorporated herein by reference as Exhibit 2(r)(1) of Registrant's Registration Statement on Form N-2 (File Nos. 333-52038/811-5003) filed on December 18, 2000.

               (2) Code of Ethics of Denver Investment Advisors LLC is incorporated herein by reference as Exhibit 2(r)(2) of Registrant's Registration Statement on Form N-2 (File Nos. 333-52038/811-5003) filed on December 18, 2000.

ITEM 25. MARKETING ARRANGEMENTS

     Inapplicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     Inapplicable.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Inapplicable.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     As of November 30, 2001:

           (1)                                             (2)
     TITLE OF CLASS                              NUMBER OF RECORD HOLDERS
     --------------                              ------------------------
     Common Stock                                         _____
     par value $.01

ITEM 29. INDEMNIFICATION

     Section 2-418 of the General Corporation Law of Maryland authorizes the indemnification of directors and officers of Maryland corporations under specified circumstances.

     Article VII, Section 7.4 of the Articles of Incorporation, incorporated herein by reference as Exhibit 2(a)(3) hereto, provides that the Registrant shall indemnify its directors and officers to the extent permitted by the Maryland General Corporation Law. In no event will registrant indemnify its directors or officers against any liability to the Corporation or its security holders to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 6.2 of the By-Laws, incorporated herein by reference as Exhibit 2(b) hereto, provides that the Registrant shall indemnify its directors and officers to the full extent permissible under applicable state corporation law, the Securities Act of 1933, or the Investment Company Act of 1940, provided that such indemnification shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Indemnification of the Registrant's Advisor is provided for in Section 8 of the Investment Advisory Agreement, incorporated herein by reference as
     Exhibit 2(g)(1).

     Registrant has obtained from American International Specialty Lines Insurance Company, a directors' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Registrant's directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Denver Investment Advisors LLC ("DIA") performs investment advisory services for the Registrant and certain other investment advisory customers. A description of DIA is included in Parts A and B of this Registration Statement. For information regarding the business, profession, vocation, or employment of a substantial nature that each director, executive officer, partner or member of DIA has been engaged in for his or her own account or in the capacity of director, officer, employee, partner, trustee or member, reference is made to the Form ADV (File #801-47933) filed by DIA under the Investment Advisers Act of 1940.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     (a) Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its functions as investment advisor and co- administrator).

     (b) The Bank of New York, 48 Wall Street, New York, New York 10286 (records relating to its function as custodian).

     (c) Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, NJ 07660 (records relating to its function as transfer agent, dividend disbursing agent, and dividend and cash purchase plan agent).

     (d) Mellon Bank N.A., 85 Challenge Road, Overpeck Centre, Ridgefield Park, NJ 07660 (records relating to its function as subscription agent).

     (e) ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202 (records relating to its function as co-administrator and accounting agent).

     (f) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996 (Registrant's Articles of Incorporation, By-Laws, and Minute Books).

ITEM 32. MANAGEMENT SERVICES

     Inapplicable.

ITEM 33. UNDERTAKINGS

     Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its Registration Statement, the net asset declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 21st day of December 2001.

                                        BLUE CHIP VALUE FUND, INC.

                                        By: /s/ Kenneth V. Penland
                                            ------------------------------------
                                            Kenneth V. Penland
                                            Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Blue Chip Value Fund, Inc. has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                          TITLE                   DATE
          ---------                          -----                   ----

/s/ Kenneth V. Penland              Chairman of the Board      December 21, 2001
-----------------------------       and Director (Principal
Kenneth V. Penland                  Executive Officer)


/s/ Todger Anderson                 President and Director     December 21, 2001
-----------------------------
Todger Anderson


Roberta M. Wilson*                  Director                   December 21, 2001


Richard C. Schulte*                 Director                   December 21, 2001


Robert J. Greenebaum*               Director                   December 21, 2001


Lee W. Mather, Jr.*                 Director                   December 21, 2001


Gary P. McDaniel*                   Director                   December 21, 2001


/s/ Jasper R. Frontz                Treasurer (Principal       December 21, 2001
-----------------------------       Accounting Officer and
Jasper R. Frontz                    Principal Financial
                                    Officer)

*By: /s/ Kenneth V. Penland
     -----------------------------
     Kenneth V. Penland
     Attorney-in-fact

                           BLUE CHIP VALUE FUND, INC.
                                POWER OF ATTORNEY

     I hereby appoint Kenneth V. Penland or Jasper R. Frontz attorney for me and in my name and on my behalf to sign the Registration Statement dated on or about December 21, 2001 and any Amendments thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 6, 2001.


                                        /s/ Lee W. Mather, Jr.
                                        ----------------------------------------
                                        Lee W. Mather, Jr.

                           BLUE CHIP VALUE FUND, INC.
                                POWER OF ATTORNEY

     I hereby appoint Kenneth V. Penland or Jasper R. Frontz attorney for me and in my name and on my behalf to sign the Registration Statement dated on or about December 21, 2001 and any Amendments thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 6, 2001.


                                        /s/ Roberta M. Wilson
                                        ----------------------------------------
                                        Roberta M. Wilson

                           BLUE CHIP VALUE FUND, INC.
                                POWER OF ATTORNEY

     I hereby appoint Kenneth V. Penland or Jasper R. Frontz attorney for me and in my name and on my behalf to sign the Registration Statement dated on or about December 21, 2001 and any Amendments thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 6, 2001.


                                        /s/ Richard C. Schulte
                                        ----------------------------------------
                                        Richard C. Schulte

                           BLUE CHIP VALUE FUND, INC.
                                POWER OF ATTORNEY

     I hereby appoint Kenneth V. Penland or Jasper R. Frontz attorney for me and in my name and on my behalf to sign the Registration Statement dated on or about December 21, 2001 and any Amendments thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 6, 2001.


                                        /s/ Robert J. Greenebaum
                                        ----------------------------------------
                                        Robert J. Greenebaum

                           BLUE CHIP VALUE FUND, INC.
                                POWER OF ATTORNEY

     I hereby appoint Kenneth V. Penland or Jasper R. Frontz attorney for me and in my name and on my behalf to sign the Registration Statement dated on or about December 21, 2001 and any Amendments thereto of BLUE CHIP VALUE FUND, INC. to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 6, 2001.


                                        /s/ Gary P. McDaniel
                                        ----------------------------------------
                                        Gary P. McDaniel

                                  EXHIBIT INDEX

EXHIBIT NO.
-----------
(d)(2)         Form of Subscription Certificate.

(g)(3) Assumption Agreement dated April 2, 2001 by and amongst the Registrant, ALPS Mutual Funds Services, Inc., ALPS Distributors Inc. and Denver Investment Advisors LLC.

(g)(4) Amendment No. 1 to Administrative Service Agreement dated November 6, 2001 by and amongst the Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc.

(k)(2) Form of Subscription Agent Agreement between the Registrant and Mellon Bank, N.A.

(1)            Opinion and Consent of Counsel.